FINANCIAL RISK MANAGEMENT OBJECTIVES - Summary of Capital Management (Details) ฿ in Thousands, $ in Thousands, $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2025 AUD ($)	Dec. 31, 2025 SGD ($)	Dec. 31, 2025 THB (฿)	Dec. 31, 2024 AUD ($)	Dec. 31, 2024 SGD ($)	Dec. 31, 2024 THB (฿)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Interest bearing loans and borrowings	$ 42,338	$ 28,970	$ 4,344	$ 5,000	฿ 166,010	$ 4,693	$ 6,000	฿ 266,010
Trade and other payables	58,184	57,220
Less: cash and cash equivalents	(33,163)	(34,035)
Net debt	67,359	52,155
Total Equity	236,952	215,365							$ 214,621	$ 211,428
Capital and net debt	$ 304,311	$ 267,520
Gearing ratio	22.10%	19.50%